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                     VAN KAMPEN INTERNATIONAL ADVANTAGE FUND
                          ITEM 77(O) 10F-3 TRANSACTIONS
                         MARCH 1, 2007 - AUGUST 31, 2007

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
                                                             AMOUNT OF     % OF
                                      OFFERING     TOTAL       SHARES    OFFERING  % OF FUNDS
   SECURITY      PURCHASE/   SIZE OF  PRICE OF   AMOUNT OF   PURCHASED  PURCHASED     TOTAL                 PURCHASED
   PURCHASED    TRADE DATE  OFFERING   SHARES     OFFERING    BY FUND    BY FUND     ASSETS      BROKERS       FROM
---------------------------------------------------------------------------------------------------------------------
MF Global Ltd.    7/18/07      --      $30.00   $97,379,765    69,600     0.07%      1.007%       Citi,     Citigroup
                                                                                                JPMorgan,
                                                                                                 Merrill
                                                                                                 Lynch &
                                                                                                 Co., UBS
                                                                                                Investment
                                                                                                  Bank,
                                                                                                  Credit
                                                                                                 Suisse,
                                                                                                 Deutsche
                                                                                                   Bank
                                                                                               Securities,
                                                                                                 Goldman,
                                                                                                 Sachs &
                                                                                               Co., Morgan
                                                                                                 Stanley,
                                                                                                 ABN AMRO
                                                                                                Rothschild
                                                                                                LLC, Banc
                                                                                                of America
                                                                                                Securities
                                                                                                 LLC, BMO
                                                                                                   Cap.
                                                                                                 Markets,
                                                                                                  HSBC,
                                                                                                  Keefe,
                                                                                                Bruyette &
                                                                                                 Woodsd,
                                                                                                 Sandler
                                                                                                O'Neill &
                                                                                                Partners,
                                                                                                 L.P. and
                                                                                                 Wachovia
                                                                                                Securities
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